UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-1.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.
6325 DIGITAL WAY
SUITE 460
INDIANAPOLIS, INDIANA 46278

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IEA2022SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 6, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received before the polls close on October 6, 2022.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D90603-S52334

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

		For	Against	Abstain
1.	To adopt the Agreement and Plan of Merger, dated as of July 24, 2022 (such agreement, as it may be amended from time to time, the "merger agreement"), by and among Infrastructure and Energy Alternatives, Inc. ("IEA"), MasTec, Inc. ("MasTec") and Indigo Acquisition I Corp., a direct wholly owned subsidiary of MasTec ("Merger Sub"), pursuant to which, upon the terms and subject to the conditions of the merger agreement, Merger Sub will merge with and into IEA (the "merger"), with IEA surviving the merger and becoming a wholly owned subsidiary of MasTec (adoption of the merger agreement and approval of the merger referred to as the "merger agreement proposal");	☐	☐	☐
2.	To approve on an advisory (non-binding) basis the compensation that may be paid or become payable to IEA's named executive officers that is based on or otherwise relates to the merger (the "merger-related compensation proposal"); and	☐	☐	☐
3.	To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the merger agreement proposal (the "adjournment proposal").	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

D90604-S52334 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. Special Meeting of Stockholders October 7, 2022 8:00 AM ET This proxy is solicited by the IEA Board of Directors The undersigned hereby appoint(s) John Paul Roehm and Peter Moerbeek, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. that the undersigned is/are entitled to vote at the Special Meeting of IEA Stockholders to be held at 8:00 AM ET on October 7, 2022, via live webcast only at www.virtualshareholdermeeting.com/IEA2022SM, and any adjournment or postponement thereof. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned, and to vote in such manner as such proxies or their substitutes may determine on any other matters that may properly come before the special meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the IEA Board of Directors' recommendations. Continued and to be signed on reverse side